UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phipps Tower, 3438 Peachtree Road NE, Suite 1800 Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)

(678) 791-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                      Results of Operations and Financial Condition.

On February 27, 2018, Carter’s, Inc. issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 30, 2017.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2018, Paul Fulton, a director of Carter’s, Inc. (the “Company”) and former President of Sara Lee Corporation, notified the Company of his intention to retire from the Board of Directors upon the expiration of his term effective immediately following the Company’s 2018 annual meeting of shareholders, which is scheduled to occur in May 2018. The Company is grateful for Mr. Fulton’s extraordinary leadership on the Board of Directors over the past 16 years, including his service as Chairman of the Compensation Committee.
Also, on February 22, 2018, the Board of Directors appointed Mark Hipp, a former executive at Hewlett Packard Enterprise Company, as a director of the Company, effective as of February 22, 2018.

The Company compensates its directors with a one-time grant of restricted common stock valued at $130,000, subject to a three-year cliff vesting provision, which is expected to be granted at a later date. In addition, the Company provides its directors with an annual grant of common stock valued at $130,000 and an annual cash retainer of $76,000, both of which are expected to be pro-rated with respect to Mr. Hipp’s services in 2018. Mr. Hipp will receive a fee of $2,500 for each Board of Directors meeting he attends.
Mr. Hipp has not been appointed to serve on any committees at this time. If Mr. Hipp is appointed to serve on or chair any of the committees, he will also be entitled to committee meeting fees and committee chair retainers, as applicable.
There are no family relationships between Mr. Hipp and any director or officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits.

Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release of Carter’s, Inc., dated February 27, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2018	CARTER’S, INC.

	By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	Senior Vice President, General Counsel and Secretary